                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2002  **

Available Amount to Note Holders:                                                                               2,972,184.01

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)          Initial Unpaid Amounts inadvertantly deposited in Collection Account                                          -
(ii)         Indemnity Payments paid inadvertantly deposited in Collection Account                                         -
(iii)        Aggregate of:
             (a) Unreimbursed Servicer Advances                                                                     3,168.53
             (b) Servicer Fees from current and prior Collection Period                                            18,954.59
             (c) Servicing Charges inadvertantly deposited in Collection Account                                           -
(iv)         Premium Amount due on Payment Date and unpaid Premium Amounts                                          4,139.80
(v)          Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                              416.67
(vi)         Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                                 -
(vii)        Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                                       -
             Class A-2 Note Interest                                                                                       -
             Class A-3 Note Interest                                                                                       -
             Class A-4 Note Interest                                                                              166,420.02

(viii)       Class B-1 Note Interest                                                                                4,718.35
(ix)         Class B-2 Note Interest                                                                                3,056.64
(x)          Class B-3 Note Interest                                                                                4,064.67
(xi)         Class A Base Principal Distribution Amount plus Class A Overdue Principal
             Class A-1 Principal Distribution Amount                                                                       -
             Class A-2 Principal Distribution Amount                                                                       -
             Class A-3 Principal Distribution Amount                                                                       -
             Class A-4 Principal Distribution Amount                                                            2,608,340.50
(xii)        Note Insuer Reimbursement Amount                                                                              -
(xiii)       Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                         56,703.06
(xiv)        Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                         28,351.52
(xv)         Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                         66,728.67
(xvi)        Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                                 -
(xvii)       Other Amounts Due Servicer under Servicing Agreement                                                          -
(xviii)      Remaining Amount to Residual Holder                                                                    7,120.99


             Reviewed By:



             -------------------------------------------------------------------
             Joel Cappon
             Controller, American Express Business Finance


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2002

AVAILABLE FUNDS
     Collection Account balance, as of April 30, 2002                                                     388,884.61
     Add: Investment earnings on amounts in Collection Account                                              1,256.68
     Add: Payments due Collection Account from last 3 business days of Collection Period                  732,905.25
     Less: Amounts inadvertantly deposited into collection account                                            416.67
     Add: Additional contribution for terminated trade-ups and rebooked leases                                     -
     Add: Servicer Advance on current Determination Date                                                1,849,554.14
                                                                                                        ------------
     Available Funds on Payment Date                                                                    2,972,184.01
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                               -
                                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                                             2,972,184.01
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                              -
                                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                                             2,972,184.01
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                     3,168.53
     Unreimbursed Servicer Advances paid                                                                    3,168.53
                                                                                                        ------------
       Unreimbursed Servicer Advances remaining unpaid                                                             -
                                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                                             2,969,015.48
SERVICER FEES
     Servicer Fees due                                                                                     18,954.59
     Servicer Fees paid                                                                                    18,954.59
                                                                                                        ------------
       Servicer Fees remaining unpaid                                                                              -
                                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                                             2,950,060.88
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                                     -
                                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                                             2,950,060.88
PREMIUM AMOUNT
     Premium Amount due                                                                                     4,139.80
     Premium Amount paid                                                                                    4,139.80
                                                                                                        ------------
       Premium Amount remaining unpaid                                                                             -
                                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                                             2,945,921.08
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                                416.67
     Indenture Trustee Fee paid                                                                               416.67
                                                                                                        ------------
       Indenture Trustee Fee remaining unpaid                                                                      -
                                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                                             2,945,504.41
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                          -
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                    75,000.00
                                                                                                        ------------
     Total Indenture Trustee Expenses paid                                                                         -
                                                                                                        ------------
       Indenture Trustee Expenses unpaid                                                                           -

  REMAINING AVAILABLE FUNDS                                                                             2,945,504.41
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                                       -
     Class A-2 Note Interest                                                                                       -
     Class A-3 Note Interest                                                                                       -
     Class A-4 Note Interest                                                                              166,420.02
                                                                                                        ------------
       Total Class A Interest due                                                                         166,420.02
                                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                                             2,779,084.39
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                            4,718.35
     Class B-1 Note Interest paid                                                                           4,718.35
                                                                                                        ------------
       Class B-1 Note Interest remaining unpaid                                                                   -
                                                                                                        ------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2002

  REMAINING AVAILABLE FUNDS                                                                             2,774,366.05
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                            3,056.64
     Class B-2 Note Interest paid                                                                           3,056.64
                                                                                                        ------------
       Class B-2 Note Interest remaining unpaid                                                                   -
                                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                                             2,771,309.41
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                            4,064.67
     Class B-3 Note Interest paid                                                                           4,064.67
                                                                                                        ------------
       Class B-3 Note Interest remaining unpaid                                                                    -
                                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                                             2,767,244.73
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                                     2,608,340.50
     Class A Note Principal Balance as of preceding Payment Date                                       35,484,013.58
                                                                                                        ------------
     Class A Base Principal Distribution Amount paid                                                    2,608,340.50
                                                                                                        ------------
       Class A Base Principal Distribution Amount remaining unpaid                                                 -

     Class A-1 Note Principal Balance as of preceding Payment Date                                                 -
     Class A-1 Base Principal Distribution Amount paid                                                             -
                                                                                                        ------------
       Class A-1 Note Principal Balance after distribution on Payment Date                                         -
                                                                                                        ------------

     Remaining Class A Base Principal Distribution Amount                                               2,608,340.50
                                                                                                        ------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                                 -
     Class A-2 Base Principal Distribution Amount paid                                                             -
                                                                                                        ------------
       Class A-2 Note Principal Balance after distribution on Payment Date                                         -

     Remaining Class A Base Principal Distribution Amount                                               2,608,340.50
                                                                                                        ------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                                 -
     Class A-3 Base Principal Distribution Amount paid                                                             -
                                                                                                        ------------
       Class A-3 Note Principal Balance after distribution on Payment Date                                         -

     Remaining Class A Base Principal Distribution Amount                                               2,608,340.50
                                                                                                        ------------

     Class A-4 Note Principal Balance as of preceding Payment Date                                     35,484,013.58
     Class A-4 Base Principal Distribution Amount paid                                                  2,608,340.50
                                                                                                        ------------
       Class A-4 Note Principal Balance after distribution on Payment Date                             32,875,673.08

  REMAINING AVAILABLE FUNDS                                                                               158,904.24

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                                          -
     Note Insuer Reimbursement Amount paid                                                                         -
                                                                                                        ------------
       Note Insuer Reimbursement Amount remaining unpaid                                                           -
  REMAINING AVAILABLE FUNDS                                                                               158,904.24

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                                        771,391.62
     Class B-1 Base Principal Distribution due                                                             56,703.06
     Class B-1 Base Principal Distribution paid                                                            56,703.06
                                                                                                        ------------
       Class B-1 Base Principal Distribution remaining unpaid                                                      -


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2002

     Class B-1 Note Principal Balance after distribution on Payment Date                                  714,688.56

  REMAINING AVAILABLE FUNDS                                                                                 102,201.18

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                                        385,695.74
     Class B-2 Base Principal Distribution due                                                             28,351.52
     Class B-2 Base Principal Distribution paid                                                            28,351.52
                                                                                                        ------------
       Class B-2 Base Principal Distribution remaining unpaid                                                      -
       Class B-2 Note Principal Balance after distribution on Payment Date                                357,344.21
  REMAINING AVAILABLE FUNDS                                                                                73,849.66
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                                        781,417.23
     Class B-3 Base Principal Distribution due                                                             66,728.67
     Class B-3 Base Principal Distribution paid                                                            66,728.67
                                                                                                        ------------
       Class B-3 Base Principal Distribution remaining unpaid                                                      -
       Class B-3 Note Principal Balance after distribution on Payment Date                                714,688.57
  REMAINING AVAILABLE FUNDS                                                                                 7,120.99

ADDITIONAL PAYMENT TO NOTEHOLDERS DUE TO RESTRICTING EVENT
     Principal Amount paid to A noteholders, otherwise paid to B-1                                                 -
     Principal Amount paid to A noteholders, otherwise paid to B-2                                                 -
     Principal Amount paid to A noteholders, otherwise paid to B-3                                                 -
                                                                                                        ------------
     Total Principal Amount paid to A noteholders, otherwise to be paid to B                                       -
REMAINING AVAILABLE FUNDS                                                                                   7,120.99

     Principal Amount paid to B-1 noteholders, otherwise paid to B-2                                               -
     Principal Amount paid to B-1 noteholders, otherwise paid to B-3                                               -

     Principal Amount paid to B-2 noteholders, otherwise paid to B-3                                               -
                                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                                                   7,120.99

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                                   -
     Remaining Indenture Trustee Expenses paid                                                                     -
                                                                                                        ------------
       Remaining Indenture Trustee Expenses unpaid                                                                 -
  REMAINING AVAILABLE FUNDS                                                                                 7,120.99
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                                      -
     Other Amounts Due Servicer under Servicing Agreement paid                                                     -
                                                                                                        ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                         -
  REMAINING AVAILABLE FUNDS                                                                                 7,120.99
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                           7,120.99

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED MAY 1, 2002


                    Initial           Beginning          Base         Additional         Total          Ending           Ending
                   Principal          Principal       Principal        Principal       Principal       Principal      Certificate
   Class            Balance            Balance      Distribution     Distribution    Distribution       Balance          Factor
  ------           ---------        -------------   -------------    ------------    -------------   -------------    -----------
 Class A-1         70,687,140.00                -               -               -               -                -      0.0000000
 Class A-2         53,856,869.00                -               -               -               -                -      0.0000000
 Class A-3         52,510,447.00                -               -               -               -                -      0.0000000
 Class A-4         70,687,140.00    35,484,013.58    2,608,340.50               -    2,608,340.50    32,875,673.08      0.4650870
                  --------------    -------------    ------------    ------------    ------------    --------------     ---------
 Total Class A    247,741,596.00    35,484,013.58    2,608,340.50               -    2,608,340.50    32,875,673.08      0.1327015
 Class B-1          5,385,687.00       771,391.62       56,703.06               -       56,703.06       714,688.56      0.1327015
 Class B-2          2,692,843.00       385,695.74       28,351.52               -       28,351.52       357,344.21      0.1327015
 Class B-3          5,385,687.00       781,417.23       66,728.67               -       66,728.67       714,688.57      0.1327015
                  --------------    -------------    ------------    ------------    ------------    -------------
 Total            261,205,813.00    37,422,518.16    2,760,123.74               -    2,760,123.74    34,662,394.42

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                   45,491,022.55
      ADCPB, end of Collection Period                                                         42,740,924.42
                                                                                              -------------
      Base Principal Amount                                                                    2,750,098.13

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                          1,906,075.32
      Servicing Advances collected during the current Collection Period                        1,902,906.79
                                                                                               ------------
      Unreimbursed Servicing Advances as of current Determination Date                             3,168.53


CALCULATION OF INTEREST DUE

                        Beginning                             Current                               Total
                        Principal            Interest         Interest           Overdue          Interest
        Class            Balance               Rate             Due              Interest            Due
        ------        -------------          --------        ----------          --------        ----------
      Class A-1                   -           5.2150%                 -                 -                 -
      Class A-2                   -           5.4900%                 -                 -                 -
      Class A-3                   -           5.4500%                 -                 -                 -
      Class A-4       35,484,013.58           5.6280%        166,420.02                 -        166,420.02
      Class B-1          771,391.62           7.3400%          4,718.35                 -          4,718.35
      Class B-2          385,695.74           9.5100%          3,056.64                 -          3,056.64
      Class B-3          781,417.23           6.2420%          4,064.67                 -          4,064.67
                      -------------           -------         ---------          --------        ----------
                      37,422,518.16           5.7161%        178,259.68                 -        178,259.68

CALCULATION OF PRINCIPAL DUE

                          Base            Base                               Total
                        Principal       Principal          Overdue         Principal
        Class          Amount Pct.       Amount           Principal           Due
        ------         -----------    ------------        ---------      ------------
      Class A            94.845%      2,608,340.50                -      2,608,340.50
      Class B-1           2.062%         56,703.06                -         56,703.06
      Class B-2           1.031%         28,351.52                -         28,351.52
      Class B-3           2.062%         56,703.06        10,025.61         66,728.67
                                      ------------        ---------      ------------
                                      2,750,098.13        10,025.61      2,760,123.74

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                  45,491,022.55
      Servicer Fee Rate                                                                               0.500%
      One-twelfth                                                                                      1/12
                                                                                              -------------
      Servicer Fee due current period                                                             18,954.59
      Prior Servicer Fee arrearage                                                                        -
                                                                                              -------------
      Servicer Fee due                                                                            18,954.59

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period              35,484,013.58
      Premium Rate                                                                                    0.140%
      One-twelfth                                                                                      1/12
                                                                                              -------------
      Premium Amount due Current Period                                                            4,139.80


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2002

      Prior Premium Amount arrearage                                                                      -
                                                                                              -------------
      Total Premium Amount due                                                                     4,139.80

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                       416.67
      Prior Indenture Trustee Fee arrearage                                                               -
                                                                                              -------------
      Total Indenture Trustee Fee due                                                                416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                      -
      Prior Indenture Trustee Expenses arrearage                                                          -
                                                                                              -------------
      Total Indenture Trustee Expenses due                                                                -

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                               -
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              -
                                                                                              -------------
      Total Other Amounts Due Servicer under Servicing Agreement                                          -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MAY 1, 2002

RESTRICTING EVENT DETERMINATION:

                                                                                                                 Yes/No
                                                                                                                 -------
     A) Event of Servicer Termination (Yes/No)                                                                     No
     B) Note Insurer has Made a Payment (Yes/No)                                                                   No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                               No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                            No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                   Yes/No
                                                                                                                   -------
     A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                            No
     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
Date to the extent that sufficient Available Funds are on deposition the
Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1
Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as
the case may be, on any remaining principal owed on the outstanding Class A-1
Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class
B-2 Notes, or Class B-3 Notes, as the case may be.                                                                   No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

   Section                         Event                                                                           Yes/No
-------------------------------------------------------------------------------------------------------------------------
6.01(i)      Failure to make payment required                                                                        No
6.01(ii)     Failure to submit Monthly Statement                                                                     No
6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                                     No
6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                           No
6.01(v)      Servicer files a voluntary petition for bankruptcy                                                      No
6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days    No
6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement                               No
6.01(viii)   Servicer Trigger Event as contained in the Insurance Agreement has occurred.                            No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED MAY 1, 2002

Gross Charge Event Calculation:

                                                                                                                   Result
                                                                                                                   -------
     Gross Charge Off Ratio Current Period                                                                          -0.32%
     Gross Charge Off Ratio Prior Period                                                                            -0.39%
     Gross Charge Off Ratio Second Prior Period                                                                     -0.21%
                                                                                                                    -----
     Average of Gross Charge Off Ratio for Three Periods                                                            -0.31%
     Maximum Allowed                                                                                                 2.50%

     Gross Charge Off Ratio:


                                 ADCPB of                                                                    Gross Charge Off Ratio
                              All Defaulted            Less                               End of Month            Charge Offs/
                                Contracts           Recoveries        Charge Offs             ADCPB                 ADCPB
                              -------------         -----------      ------------        -------------       ----------------------
     Current Period              4,148.84            15,688.59         -11,539.75        42,740,924.42              -0.32%
     Prior Period               24,977.07            39,735.97         -14,758.90        45,491,022.55              -0.39%
     Second Prior Period         5,302.27            13,805.69          -8,503.42        48,189,242.42              -0.21%

Delinquency Event Calculation:


                                                                                                                   Results
                                                                                                                   -------
     Delinquency Trigger Ratio Current Period                                                                        6.24%
     Delinquency Trigger Ratio Prior Period                                                                          7.97%
     Delinquency Trigger Ratio Second Prior Period                                                                   6.82%
                                                                                                                    -----
     Average of Delinquency Trigger Ratios                                                                           7.01%
     Maximum Allowed                                                                                                 7.50%

     Delinquency Trigger Ratio:

                                    A
                            ------------------
                                 ADCPB of               B                    A/B
                            Contract Greater      ---------------     -------------------
                               Than 30 Days          ADCPB of             Delinquency
                                   Past            All Contracts            Trigger
                                   Due            As of Month-End            Ratio:
                            ------------------    ---------------     -------------------
     Current Period            2,668,733.83         42,746,226.14            6.24%
     Prior Period              3,627,887.46         45,501,750.32            7.97%
     Second Prior Period       3,288,321.94         48,189,273.69            6.82%

                                      ADCPB            Delinquency Ratio
                                      -----            -----------------
     Current                        40,077,492                93.76%
     31-60 Days Past Due             1,475,505                 3.45%
     61-90 Days Past Due               520,041                 1.22%
     91+ Days Past Due                 673,188                 1.57%
                                    ----------               ------
     TOTAL                          42,746,226               100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                                                                              269,284,343.00
     Maximum Substitution (10% of Initial)                                                                  26,928,434.30

     Prior month Cumulative ADCPB Substituted                                                               13,915,487.85
     Current month ADCPB Substituted                                                                                    -
                                                                                                           --------------
     Cumulative ADCPB Substituted                                                                           13,915,487.85


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2002  **



Available Amount to Note Holders:                                                        3,752,316.23

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)     Initial Unpaid Amounts inadvertently deposited in Collection Account                       --
(ii)    Indemnity Payments paid inadvertently deposited in Collection Account                      --
(iii)   Aggregate of:
              (a) Unreimbursed Servicer Advances                                            12,704.84
              (b) Servicer Fees from current and prior Collection Period                    27,988.75
              (c) Servicing Charges inadvertently deposited in Collection Account                  --
(iv)    Premium Amount due on Payment Date and unpaid Premium Amounts                        7,885.43
(v)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees            416.67
(vi)    Reimbursable Trustee Expenses per 7.07(a)(ii)                                              --
(vii)   Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                              --
              Class A-2 Note Interest                                                              --
              Class A-3 Note Interest                                                              --
              Class A-4 Note Interest                                                      258,191.42

(viii)  Class B-1 Note Interest                                                              6,474.87
(ix)    Class B-2 Note Interest                                                              4,892.88
(x)     Class B-3 Note Interest                                                              3,874.15
(xi)    Class A Base Principal Distribution Amount plus Class A Overdue Principal
              Class A-1 Principal Distribution Amount                                              --
              Class A-2 Principal Distribution Amount                                              --
              Class A-3 Principal Distribution Amount                                              --
              Class A-4 Principal Distribution Amount                                    3,202,278.69
(xii)   Note Insurer Reimbursement Amount                                                          --
(xiii)  Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal       69,614.76
(xiv)   Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal       34,807.38
(xv)    Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal       43,509.22
(xvi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)              --
(xvii)  Other Amounts Due Servicer under Servicing Agreement                                       --
(xviii) Remaining Amount to Residual Holder                                                 79,677.18


            Reviewed By:

            --------------------------------------------------
            Joel Cappon
            Controller, American Express Business Finance

** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2002

AVAILABLE FUNDS
     Collection Account balance, as of April 30, 2002                                                  --
     Add: Investment earnings on amounts in Collection Account                                     714.47
     Add: Payments due Collection Account from last 3 business days of Collection Period       943,761.03
     Less: Amounts inadvertently deposited into collection account                                     --
     Add: Additional contribution for terminated trade-ups and rebooked leases                         --
     Add: Servicer Advance on current Determination Date                                     2,807,840.73
                                                                                            -------------
       Available Funds on Payment Date                                                       3,752,316.23
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                   --
                                                                                            -------------
 REMAINING AVAILABLE FUNDS                                                                   3,752,316.23
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                            -------------
 REMAINING AVAILABLE FUNDS                                                                   3,752,316.23
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                         12,704.84
     Unreimbursed Servicer Advances paid                                                        12,704.84
                                                                                            -------------
       Unreimbursed Servicer Advances remaining unpaid                                                 --
                                                                                            -------------
 REMAINING AVAILABLE FUNDS                                                                   3,739,611.39
SERVICER FEES
     Servicer Fees due                                                                          27,988.75
     Servicer Fees paid                                                                         27,988.75
                                                                                            -------------
       Servicer Fees remaining unpaid                                                                  --
                                                                                            -------------
 REMAINING AVAILABLE FUNDS                                                                   3,711,622.64
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                            -------------
 REMAINING AVAILABLE FUNDS                                                                   3,711,622.64
PREMIUM AMOUNT
     Premium Amount due                                                                          7,885.43
     Premium Amount paid                                                                         7,885.43
                                                                                            -------------
       Premium Amount remaining unpaid                                                                 --
                                                                                            -------------
 REMAINING AVAILABLE FUNDS                                                                   3,703,737.21
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                     416.67
     Indenture Trustee Fee paid                                                                    416.67
                                                                                            -------------
     Indenture Trustee Fee remaining unpaid                                                            --
                                                                                            -------------
 REMAINING AVAILABLE FUNDS                                                                   3,703,320.55
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                              --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                         75,000.00
                                                                                            -------------
     Total Indenture Trustee Expenses paid                                                             --
                                                                                            -------------
       Indenture Trustee Expenses unpaid                                                               --
 REMAINING AVAILABLE FUNDS                                                                   3,703,320.55


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                           --
     Class A-2 Note Interest                                                                           --
     Class A-3 Note Interest                                                                           --
     Class A-4 Note Interest                                                                   258,191.42
                                                                                            -------------
       Total Class A Interest due                                                              258,191.42
                                                                                            -------------
 REMAINING AVAILABLE FUNDS                                                                   3,445,129.12
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                 6,474.87
     Class B-1 Note Interest paid                                                                6,474.87
                                                                                            -------------
       Class B-1 Note Interest remaining unpaid                                                        --
                                                                                            -------------
 REMAINING AVAILABLE FUNDS                                                                   3,438,654.26
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                 4,892.88
     Class B-2 Note Interest paid                                                                4,892.88
                                                                                            -------------
       Class B-2 Note Interest remaining unpaid                                                        --
                                                                                            -------------
 REMAINING AVAILABLE FUNDS                                                                   3,433,761.37
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                 3,874.15
     Class B-3 Note Interest paid                                                                3,874.15
                                                                                            -------------
       Class B-3 Note Interest remaining unpaid                                                        --
                                                                                            -------------
 REMAINING AVAILABLE FUNDS                                                                   3,429,887.23
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                          3,202,278.69
     Class A Note Principal Balance as of preceding Payment Date                            54,071,502.03
                                                                                            -------------
     Class A Base Principal Distribution Amount paid                                         3,202,278.69
                                                                                            -------------
       Class A Base Principal Distribution Amount remaining unpaid                                     --

     Class A-1 Note Principal Balance as of preceding Payment Date                                     --
     Class A-1 Base Principal Distribution Amount paid                                                 --
                                                                                            -------------
       Class A-1 Note Principal Balance after distribution on Payment Date                             --

     Remaining Class A Base Principal Distribution Amount                                    3,202,278.69
                                                                                            -------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                     --
     Class A-2 Base Principal Distribution Amount paid                                                 --
                                                                                            -------------
       Class A-2 Note Principal Balance after distribution on Payment Date                             --

     Remaining Class A Base Principal Distribution Amount                                    3,202,278.69
                                                                                            -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                     --
     Class A-3 Base Principal Distribution Amount paid                                                 --
                                                                                            -------------
       Class A-3 Note Principal Balance after distribution on Payment Date                             --

     Remaining Class A Base Principal Distribution Amount                                    3,202,278.69
                                                                                            -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2002

     Class A-4 Note Principal Balance as of preceding Payment Date                          54,071,502.03
     Class A-4 Base Principal Distribution Amount paid                                       3,202,278.69
                                                                                            -------------
       Class A-4 Note Principal Balance after distribution on Payment Date                  50,869,223.34

 REMAINING AVAILABLE FUNDS                                                                     227,608.54

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                             --
     Note Insurer Reimbursement Amount paid                                                            --
                                                                                            -------------
     Note Insurer Reimbursement Amount remaining unpaid                                                --
REMAINING AVAILABLE FUNDS                                                                      227,608.54

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                           1,175,467.53
     Class B-1 Base Principal Distribution due                                                  69,614.76
     Class B-1 Base Principal Distribution paid                                                 69,614.76
                                                                                            -------------
       Class B-1 Base Principal Distribution remaining unpaid                                          --
       Class B-1 Note Principal Balance after distribution on Payment Date                   1,105,852.77

REMAINING AVAILABLE FUNDS                                                                      157,993.78

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                             587,733.77
     Class B-2 Base Principal Distribution due                                                  34,807.38
     Class B-2 Base Principal Distribution paid                                                 34,807.38
                                                                                            -------------
       Class B-2 Base Principal Distribution remaining unpaid                                          --
       Class B-2 Note Principal Balance after distribution on Payment Date                     552,926.39
 REMAINING AVAILABLE FUNDS                                                                     123,186.40
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                             734,667.21
     Class B-3 Base Principal Distribution due                                                  43,509.22
     Class B-3 Base Principal Distribution paid                                                 43,509.22
                                                                                            -------------
       Class B-3 Base Principal Distribution remaining unpaid                                          --
       Class B-3 Note Principal Balance after distribution on Payment Date                     691,157.98
 REMAINING AVAILABLE FUNDS                                                                      79,677.18
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                       --
     Remaining Indenture Trustee Expenses paid                                                         --
                                                                                            -------------
       Remaining Indenture Trustee Expenses unpaid                                                     --
 REMAINING AVAILABLE FUNDS                                                                      79,677.18
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                          --
     Other Amounts Due Servicer under Servicing Agreement paid                                         --
                                                                                            -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                             --
 REMAINING AVAILABLE FUNDS                                                                      79,677.18
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                               79,677.18

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED MAY 1, 2002



                   Initial          Beginning       Base          Additional         Total       Ending            Ending
                  Principal         Principal     Principal        Principal       Principal    Principal        Certificate
    Class          Balance           Balance     Distribution    Distribution    Distribution    Balance           Factor
-------------   --------------   --------------  ------------    -------------   ------------  -------------    ------------
Class A-1        70,688,994.00               --            --               --             --             --       0.0000000
Class A-2        57,258,085.00               --            --               --             --             --       0.0000000
Class A-3        48,068,516.00               --            --               --             --             --       0.0000000
Class A-4        84,119,903.00    54,071,502.03  3,202,278.69               --   3,202,278.69  50,869,223.34       0.6047228
                --------------   --------------  ------------    -------------   ------------  -------------    ------------
Total Class A   260,135,498.00    54,071,502.03  3,202,278.69               --   3,202,278.69  50,869,223.34       0.1955489
Class B-1         5,655,120.00     1,175,467.53     69,614.76               --      69,614.76   1,105,852.77       0.1955489
Class B-2         2,827,560.00       587,733.77     34,807.38               --      34,807.38     552,926.39       0.1955489
Class B-3         3,534,450.00       734,667.21     43,509.22               --      43,509.22     691,157.98       0.1955489
                --------------   --------------  ------------    -------------   ------------  -------------
Total           272,152,628.00    56,569,370.54  3,350,210.05               --   3,350,210.05  53,219,160.49

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                 67,173,008.63
      ADCPB, end of Collection Period                                       63,822,798.58
                                                                            -------------
      Base Principal Amount                                                  3,350,210.05

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period        3,182,797.44
      Servicing Advances collected during the current Collection Period      3,170,092.60
                                                                            -------------
        Unreimbursed Servicing Advances as of current Determination Date        12,704.84

CALCULATION OF INTEREST DUE


                Beginning                               Current                                Total
                Principal           Interest            Interest           Overdue            Interest
  Class          Balance              Rate                Due              Interest              Due
---------    ---------------     ---------------     ---------------    ---------------    ---------------
Class A-1                 --              4.9670%                 --                 --                 --
Class A-2                 --              5.4500%                 --                 --                 --
Class A-3                 --              5.5400%                 --                 --                 --
Class A-4      54,071,502.03              5.7300%         258,191.42                 --         258,191.42
Class B-1       1,175,467.53              6.6100%           6,474.87                 --           6,474.87
Class B-2         587,733.77              9.9900%           4,892.88                 --           4,892.88
Class B-3         734,667.21              6.3280%           3,874.15                 --           3,874.15
             ---------------     ---------------     ---------------    ---------------    ---------------
               56,569,370.54              5.8003%         273,433.32                 --         273,433.32

CALCULATION OF PRINCIPAL DUE


                 Base               Base                             Total
               Principal         Principal         Overdue         Principal
  Class        Amount Pct.         Amount         Principal           Due
---------    -------------     -------------    -------------    -------------
Class A             95.584%     3,202,278.69               --     3,202,278.69
Class B-1            2.078%        69,614.76               --        69,614.76
Class B-2            1.039%        34,807.38               --        34,807.38
Class B-3            1.299%        43,509.22               --        43,509.22
                               -------------    -------------    -------------
                                3,350,210.05               --     3,350,210.05

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                         67,173,008.63
      Servicer Fee Rate                                                                      0.500%
      One-twelfth                                                                             1/12
                                                                                    --------------
      Servicer Fee due current period                                                    27,988.75
      Prior Servicer Fee arrearage                                                              --
                                                                                    --------------
      Servicer Fee due                                                                   27,988.75

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2002

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period     54,071,502.03
      Premium Rate                                                                           0.175%
      One-twelfth                                                                             1/12
                                                                                    --------------
      Premium Amount due Current Period                                                   7,885.43
      Prior Premium Amount arrearage                                                            --
                                                                                    --------------
        Total Premium Amount due                                                          7,885.43

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                              416.67
      Prior Indenture Trustee Fee arrearage                                                     --
                                                                                    --------------
      Total Indenture Trustee Fee due                                                       416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                            --
      Prior Indenture Trustee Expenses arrearage                                                --
                                                                                    --------------
      Total Indenture Trustee Expenses due                                                      --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                     --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                    --
                                                                                    --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MAY 1, 2002


RESTRICTING EVENT DETERMINATION:


                                                                                                         Yes/No
                                                                                                         ------
     A) Event of Servicer Termination (Yes/No)                                                             No
     B) Note Insurer has Made a Payment (Yes/No)                                                           No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                       No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                    No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE


                                                                                                         Yes/No
                                                                                                         ------

A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                   No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
Date to the extent that sufficient Available Funds are on deposit in the
Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B-1
Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as
the case may be, on any remaining principal owed on the outstanding Class A-1
Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class
B-2 Notes, or Class B-3 Notes, as the case may be.                                                          No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


    Section                           Event                                                              Yes/No
    -------                           ------                                                             -------
     6.01(i)     Failure to make payment required                                                          No
     6.01(ii)    Failure to submit Monthly Statement                                                       No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                       No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                             No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                        No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
                 withdrawn or dismissed within 60 days                                                     No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing
                 Agreement                                                                                 No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement
                 has occurred.                                                                             No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED MAY 1, 2002


Gross Charge Event Calculation:


                                                                                                Result
                                                                                             ------------
    Gross Charge Off Ratio Current Period                                                           -0.33%
    Gross Charge Off Ratio Prior Period                                                             -0.22%
    Gross Charge Off Ratio Second Prior Period                                                      -0.35%
                                                                                             ------------
      Average of Gross Charge Off Ratio for Three Periods                                           -0.30%
    Maximum Allowed                                                                                  2.50%

    Gross Charge Off Ratio:


                         ADCPB of                                                      Gross Charge Off
                      All Defaulted       Less                        End of Month    Ratio: Charge Offs/
                        Contracts       Recoveries     Charge Offs       ADCPB              ADCPB
                      --------------  -------------   -------------   -------------   -------------------
Current Period            45,240.21       63,032.94      -17,792.73   63,822,798.58          -0.33%
Prior Period              41,612.26       54,200.56      -12,588.30   67,173,008.63          -0.22%
Second Prior Period        5,873.79       26,144.53      -20,270.74   70,416,269.59          -0.35%


Delinquency Event Calculation:




                            A                     B                  A/B
                            -                     -                  ---
                        ADCPB of              ADCPB of
                    Contract > 30 Days      All Contracts     Delinquency Trigger
                        Past Due           As of Month-End            Ratio:
                      -------------        ---------------    -------------------
Current Period         4,624,138.87         63,885,757.03              7.24%
Prior Period           4,862,052.43         67,190,000.15              7.24%
Second Prior Period    4,921,659.06         70,416,491.26              6.99%


                          ADCPB      Delinquency Ratio
                      ------------   -----------------
Current                 59,261,618               92.76%
31-60 Days Past Due      2,234,716                3.50%
61-90 Days Past Due      1,255,271                1.96%
91+ Days Past Due        1,134,152                1.78%
                      ------------   -----------------
TOTAL                   63,885,757             100.00%


Substitution Limits


    ADCPB as of Cut-Off Date                   226,204,781.43
    ADCPB added during Prefunding period        56,551,485.09
                                               --------------
    Total Initial ADCPB                        282,756,266.53
    Maximum Substitution (10% of Initial)       28,275,626.65

    Prior month Cumulative ADCPB Substituted    27,350,625.78
    Current month ADCPB Substituted                128,636.72
                                               --------------
    Cumulative ADCPB Substituted                27,479,262.51

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2002  **


Available Amount to Note Holders:                                                           3,268,049.12
Reserve Account balance, beginning                                                            265,297.19

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                        --
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                       --
(iii)     Aggregate of:
             (a) Unreimbursed Servicer Advances                                                14,216.84
             (b) Servicer Fees from current and prior Collection Period                        30,021.77
             (c) Servicing Charges inadvertently deposited in Collection Account                      --
(iv)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67
(v)       Reimbursable Trustee Expenses per 7.07(a)(ii)                                               --

(vi)      Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                  --
             Class A-2 Note Interest                                                                  --
             Class A-3 Note Interest                                                                  --
             Class A-4 Note Interest                                                          304,319.87
(vii)     Class B Note Interest                                                                47,579.77
(viii)    Class C Note Interest                                                                35,463.46
(ix)      Class D Note Interest                                                                10,826.04

(x)       Class A Base Principal Distribution Amount
             Class A-1 Principal Distribution Amount                                                  --
             Class A-2 Principal Distribution Amount                                                  --
             Class A-3 Principal Distribution Amount                                                  --
             Class A-4 Principal Distribution Amount                                        2,365,192.04
(xi)      Class B Base Principal Distribution Amount                                          223,539.49
(xii)     Class C Base Principal Distribution Amount                                          151,429.98
(xiii)    Class D Base Principal Distribution Amount                                           36,054.76
(xv)      Class E Note Interest                                                                 8,003.47
(xvi)     Class E Principal Distribution Amount                                                38,939.14
(xviii)   Reserve Account Reimbursement/(Withdrawal)                                            2,045.84
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)               --
(xx)      Remaining Amount to Residual Holder                                                         --


Reserve Account balance, ending                                                               267,343.03

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                      --


           Reviewed By:



           -----------------------------------------------------------
           JOEL CAPPON
           CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


** The Servicer is continuing to audit Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2002

AVAILABLE FUNDS
     Collection Account balance, as of April 30, 2002                                                0.02
     Add: Investment earnings on amounts in Collection Account                                   1,177.00
     Add: Payments due Collection Account from last 3 business days of Collection Period     1,120,514.84
     Less: Amounts inadvertently deposited into collection account                                     --
     Add: Additional contribution for terminated trade-ups and rebooked leases                         --
     Add: Servicer Advance on current Determination Date                                     2,146,357.26
                                                                                             ------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                         3,268,049.12
     Reserve Account balance                                                                   265,297.19
                                                                                             ------------
     TOTAL AVAILABLE FUNDS                                                                   3,533,346.31

Initial Unpaid Amounts inadvertently deposited in Collection Account                                   --
                                                                                             ------------
  REMAINING AVAILABLE FUNDS                                                                  3,533,346.31

Indemnity Payments paid inadvertently deposited in Collection Account                                  --
                                                                                             ------------
  REMAINING AVAILABLE FUNDS                                                                  3,533,346.31

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                         14,216.84
     Unreimbursed Servicer Advances paid                                                        14,216.84
                                                                                             ------------
     Unreimbursed Servicer Advances remaining unpaid                                                   --
                                                                                             ------------
REMAINING AVAILABLE FUNDS                                                                    3,519,129.47

SERVICER FEES
     Servicer Fees due                                                                          30,021.77
     Servicer Fees paid                                                                         30,021.77
                                                                                             ------------
       Servicer Fees remaining unpaid                                                                  --
                                                                                             ------------
  REMAINING AVAILABLE FUNDS                                                                  3,489,107.70

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                             ------------
  REMAINING AVAILABLE FUNDS                                                                  3,489,107.70

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                     416.67
     Indenture Trustee Fee paid                                                                    416.67
                                                                                             ------------
       Indenture Trustee Fee remaining unpaid                                                          --
                                                                                             ------------
  REMAINING AVAILABLE FUNDS                                                                  3,488,691.03

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                              --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                         75,000.00
                                                                                             ------------
     Total Indenture Trustee Expenses paid                                                             --
                                                                                             ------------
       Indenture Trustee Expenses unpaid                                                               --
  REMAINING AVAILABLE FUNDS                                                                  3,488,691.03

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2002




CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                      --
     Class A-2 Note Interest                                                      --
     Class A-3 Note Interest                                                      --
     Class A-4 Note Interest                                              304,319.87
       Total Class A Interest due                                         304,319.87
                                                                       -------------
  REMAINING AVAILABLE FUNDS                                             3,184,371.16

CLASS B NOTE INTEREST
     Class B Note Interest due                                             47,579.77
     Class B Note Interest paid                                            47,579.77
                                                                       -------------
       Class B Note Interest remaining unpaid                                     --
                                                                       -------------
  REMAINING AVAILABLE FUNDS                                             3,136,791.40

CLASS C NOTE INTEREST
     Class C Note Interest due                                             35,463.46
     Class C Note Interest paid                                            35,463.46
                                                                       -------------
       Class C Note Interest remaining unpaid                                     --
                                                                       -------------
  REMAINING AVAILABLE FUNDS                                             3,101,327.94

CLASS D NOTE INTEREST
     Class D Note Interest due                                             10,826.04
     Class D Note Interest paid                                            10,826.04
                                                                       -------------
       Class D Note Interest remaining unpaid                                     --
                                                                       -------------
REMAINING AVAILABLE FUNDS                                               3,090,501.90

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                     2,308,427.43
     Class A Note Principal Balance as of preceding Payment Date       52,318,601.59
                                                                       -------------
       Class A Base Principal Distribution Amount paid                  2,308,427.43
                                                                       -------------
     Class A Base Principal Distribution Amount remaining unpaid                  --
     Class A-1 Note Principal Balance as of preceding Payment Date                --
     Class A-1 Base Principal Distribution Amount paid                            --
                                                                       -------------
       Class A-1 Note Principal Balance after distribution                        --
                                                                       -------------
     Remaining Class A Base Principal Distribution Amount               2,308,427.43
                                                                       -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                --
     Class A-2 Base Principal Distribution Amount paid                            --
                                                                       -------------
       Class A-2 Note Principal Balance after distribution                        --
     Remaining Class A Base Principal Distribution Amount               2,308,427.43
                                                                       -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                --
     Class A-3 Base Principal Distribution Amount paid                            --
                                                                       -------------
       Class A-3 Note Principal Balance after distribution                        --
     Remaining Class A Base Principal Distribution Amount               2,308,427.43
                                                                       -------------
     Class A-4 Note Principal Balance as of preceding Payment Date     52,318,601.59
     Class A-4 Base Principal Distribution Amount paid                  2,308,427.43
                                                                       -------------
       Class A-4 Note Principal Balance after distribution             50,010,174.15
  REMAINING AVAILABLE FUNDS                                               782,074.47

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2002

CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date              7,842,818.57
     Class B Base Principal Distribution due                                    218,174.54
     Class B Base Principal Distribution paid                                   218,174.54
                                                                             -------------
       Class B Base Principal Distribution remaining unpaid                             --
       Class B Note Principal Balance after distribution on Payment Date      7,624,644.03
  REMAINING AVAILABLE FUNDS                                                     563,899.93

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date              5,312,877.19
     Class C Base Principal Distribution due                                    147,795.66
     Class C Base Principal Distribution paid                                   147,795.66
                                                                             -------------
       Class C Base Principal Distribution remaining unpaid                             --
       Class C Note Principal Balance after distribution on Payment Date      5,165,081.53
  REMAINING AVAILABLE FUNDS                                                     416,104.27

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date              1,264,970.19
     Class D Base Principal Distribution due                                     35,189.44
     Class D Base Principal Distribution paid                                    35,189.44
                                                                             -------------
       Class D Base Principal Distribution remaining unpaid                             --
       Class D Note Principal Balance after distribution on Payment Date      1,229,780.75
  REMAINING AVAILABLE FUNDS                                                     380,914.82

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                              --
     Class A-1 Reallocated Principal Distribution                                       --
                                                                             -------------
       Class A-1 Note Principal Balance after Reallocation                              --
  Remaining Available Funds                                                     380,914.82
                                                                             -------------
     Class A-2 Note Principal Balance after Base Principal                              --
     Class A-2 Reallocated Principal Distribution                                       --
                                                                             -------------
       Class A-2 Note Principal Balance after Reallocation                              --
  Remaining Available Funds                                                     380,914.82
                                                                             -------------
     Class A-3 Note Principal Balance after Base Principal                              --
     Class A-3 Reallocated Principal Distribution                                       --
                                                                             -------------
       Class A-3 Note Principal Balance after Reallocation                              --
  Remaining Available Funds                                                     380,914.82
                                                                             -------------
     Class A-4 Note Principal Balance after Base Principal                   50,010,174.15
     Class A-4 Reallocated Principal Distribution                                       --
                                                                             -------------
       Class A-4 Note Principal Balance after Reallocation                   50,010,174.15
  REMAINING AVAILABLE FUNDS                                                     380,914.82

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                      7,624,644.03
     Class B Reallocated Principal Distribution paid                                    --
                                                                             -------------
       Class B Note Principal Balance after Reallocation                      7,624,644.03
  REMAINING AVAILABLE FUNDS                                                     380,914.82

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2002


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                      5,165,081.53
     Class C Reallocated Principal Distribution paid                                    --
                                                                             -------------
       Class C Note Principal Balance after Reallocation                      5,165,081.53
  REMAINING AVAILABLE FUNDS                                                     380,914.82

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                      1,229,780.75
     Class D Reallocated Principal Distribution paid                                    --
       Class D Note Principal Balance after Reallocation                      1,229,780.75
  REMAINING AVAILABLE FUNDS                                                     380,914.82

CLASS E NOTE INTEREST
     Class E Note Interest due                                                    8,003.47
     Class E Note Interest paid                                                   8,003.47
                                                                             -------------
       Class E Note Interest remaining unpaid                                           --
                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                     372,911.35

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date              1,366,168.36
     Class E Base Principal Distribution due                                     38,004.60
     Class E Base Principal Distribution paid                                    38,004.60
                                                                             -------------
       Class E Base Principal Distribution remaining unpaid                             --
       Class E Note Principal Balance after distribution on Payment Date      1,328,163.77
  REMAINING AVAILABLE FUNDS                                                     334,906.76

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                      1,328,163.77
     Class E Reallocated Principal Distribution paid                                    --
       Class E Note Principal Balance after Reallocation                      1,328,163.77
  REMAINING AVAILABLE FUNDS                                                     334,906.76

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                       --
     Class A-1 Supplemental Principal Distribution                                      --
                                                                             -------------
       Class A-1 Note Principal Balance after Supplemental                              --
  Remaining Available Funds                                                     334,906.76
                                                                             -------------
     Class A-2 Note Principal Balance after Reallocated Principal                       --
     Class A-2 Supplemental Principal Distribution                                      --
                                                                             -------------
       Class A-2 Note Principal Balance after Supplemental                              --
  Remaining Available Funds                                                     334,906.76
                                                                             -------------
     Class A-3 Note Principal Balance after Reallocated Principal                       --
     Class A-3 Supplemental Principal Distribution                                      --
                                                                             -------------
       Class A-3 Note Principal Balance after Supplemental                              --
  Remaining Available Funds                                                     334,906.76
                                                                             -------------
     Class A-4 Note Principal Balance after Reallocated Principal            50,010,174.15
     Class A-4 Supplemental Principal Distribution                               56,764.61
                                                                             -------------
       Class A-4 Note Principal Balance after Supplemental                   49,953,409.54
  REMAINING AVAILABLE FUNDS                                                     278,142.15

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2002


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal              7,624,644.03
     Class B Supplemental Principal Distribution paid                            5,364.95
                                                                             ------------
       Class B Note Principal Balance after Supplemental                     7,619,279.08
  REMAINING AVAILABLE FUNDS                                                    272,777.20

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal              5,165,081.53
     Class C Supplemental Principal Distribution paid                            3,634.32
                                                                             ------------
       Class C Note Principal Balance after Supplemental                     5,161,447.22
  REMAINING AVAILABLE FUNDS                                                    269,142.88

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal              1,229,780.75
     Class D Supplemental Principal Distribution paid                              865.31
                                                                             ------------
       Class D Note Principal Balance after Supplemental                     1,228,915.43
  REMAINING AVAILABLE FUNDS                                                    268,277.57

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal              1,328,163.77
     Class E Supplemental Principal Distribution paid                              934.54
                                                                             ------------
       Class E Note Principal Balance after Supplemental                     1,327,229.23
  REMAINING AVAILABLE FUNDS                                                    267,343.03

RESERVE FUND
     Required Reserve Fund Amount                                            1,751,034.78
     Reserve Account Balance, Ending                                           267,343.03
     Reserve Account Deposit/(Withdrawal)                                        2,045.84
                                                                             ------------
  REMAINING AVAILABLE FUNDS                                                            --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                       --
     Remaining Indenture Trustee Expenses paid                                         --
                                                                             ------------
     Remaining Indenture Trustee Expenses unpaid                                       --
  REMAINING AVAILABLE FUNDS                                                            --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                             --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                       72,052,258.99
     ADCPB, end of Collection Period                                             69,237,103.58
                                                                                --------------
       Base Principal Amount                                                      2,815,155.41

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period              2,391,293.99
     Servicing Advances collected during the current Collection Period            2,377,077.15
                                                                                --------------
       Unreimbursed Servicing Advances as of current Determination Date              14,216.84



CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                      72,052,258.99
     Servicer Fee Rate                                                                   0.500%
     One-twelfth                                                                          1/12
                                                                                --------------
     Servicer Fee due current period                                                 30,021.77
     Prior Servicer Fee arrearage                                                           --
                                                                                --------------
     Servicer Fee due                                                                30,021.77


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                           416.67
     Prior Indenture Trustee Fee arrearage                                                  --
                                                                                --------------
     Total Indenture Trustee Fee due                                                    416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                         --
     Prior Indenture Trustee Expenses arrearage                                             --
                                                                                --------------
     Total Indenture Trustee Expenses due                                                   --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                  --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                 --
                                                                                --------------
     Total Other Amounts Due Servicer under Servicing Agreement                             --



AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END

     Current                                              66,219,887.12              95.64%
     31 - 60 days past due                                 1,516,301.73               2.19%
     61 - 90 days past due                                   464,904.79               0.67%
     91+ days past due                                     1,036,942.11               1.50%
                                                          -------------
                                                          69,238,035.74

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                           122,299.49
     Less Recoveries                                                            130,529.02
                                                                             -------------
     Total Charge Offs for the period                                            (8,229.53)

     End of Month ADCPB                                                      69,237,103.58
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                -0.01%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                     Beginning
                   Initial           of Period           Interest                              Interest
   Class           Balance            Balance              Rate            Interest Due           Paid
-----------     --------------     --------------     --------------      --------------     --------------
    A-1          30,818,212.00               0.00              5.855%               0.00               0.00
    A-2          31,956,385.00               0.00              6.460%               0.00               0.00
    A-3          18,823,624.00               0.00              6.700%               0.00               0.00
    A-4          61,986,631.00      52,318,601.59              6.980%         304,319.87         304,319.87
                --------------      -------------             ------          ----------         ----------
  Class A       143,584,852.00      52,318,601.59               6.98%         304,319.87         304,319.87

     B           13,570,520.00       7,842,818.57              7.280%          47,579.77          47,579.77
     C            9,192,933.00       5,312,877.19              8.010%          35,463.46          35,463.46
     D            2,188,793.00       1,264,970.19             10.270%          10,826.04          10,826.04
     E            2,363,897.00       1,366,168.36              7.030%           8,003.47           8,003.47
                --------------      -------------             ------          ----------         ----------
Total Notes     170,900,995.00      68,105,435.91               7.16%         406,192.59         406,192.59



PRINCIPAL PAYMENTS TO NOTEHOLDERS


                Beginning      (Monthly)      (Reallocated)   (Supplemental)     Total            End
                of Period      Principal        Principal       Principal      Principal        of Period
   Class         Balance         Paid             Paid            Paid            Paid           Balance
-----------   -------------   -------------   -------------   -------------   -------------   -------------
    A-1                0.00            0.00            0.00            0.00            0.00            0.00
    A-2                0.00            0.00            0.00            0.00            0.00            0.00
    A-3                0.00            0.00            0.00            0.00            0.00            0.00
    A-4       52,318,601.59    2,308,427.43            0.00       56,764.61    2,365,192.04   49,953,409.54
             --------------   -------------          ------      ----------   -------------   -------------
  Class A     52,318,601.59    2,308,427.43            0.00       56,764.61    2,365,192.04   49,953,409.54

     B         7,842,818.57      218,174.54            0.00        5,364.95      223,539.49    7,619,279.08
     C         5,312,877.19      147,795.66            0.00        3,634.32      151,429.98    5,161,447.22
     D         1,264,970.19       35,189.44            0.00          865.31       36,054.76    1,228,915.43
     E         1,366,168.36       38,004.60            0.00          934.54       38,939.14    1,327,229.23
             --------------   -------------          ------      ----------   -------------   -------------
Total Notes   68,105,435.91    2,747,591.68            0.00       67,563.73    2,815,155.41   65,290,280.50

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2002


PRINCIPAL PAYMENT CALCULATION


                         Investor       Investor       Investor                        Supplemental
           (defined)     Monthly      Reallocated    Supplemental       Total           Percentage
             Class      Principal      Principal      Principal       Principal         of Principal
   Class   Percentage     Amount         Amount         Amount         Amount            Allocated
   -----   ----------  ------------   ------------   ------------   ------------      ----------------
     A        82.00%   2,308,427.43           0.00      56,764.61    2,365,192.04          84.02%
     B         7.75%     218,174.54           0.00       5,364.95      223,539.49           7.94%
     C         5.25%     147,795.66           0.00       3,634.32      151,429.98           5.38%
     D         1.25%      35,189.44           0.00         865.31       36,054.76           1.28%
     E         1.35%      38,004.60           0.00         934.54       38,939.14           1.38%
                       ------------          -----     ----------    ------------        -------
                       2,747,591.68           0.00      67,563.73    2,815,155.41         100.00%

FLOOR CALCULATION


                  Class           Floor Hit?       Floored
   Class         Floors             (Y/N)      Principal Amount
   -----         ------           ----------   ----------------
     A                                                N/A
     B            -                 No            218,174.54
     C            -                 No            147,795.66
     D            -                 No             35,189.44
     E            -                 No             38,004.60

(Retained) Certificate Balance      3,946,823.08
Initial OC Percentage                       2.40%

Overcollateralization Balance (prior)             3,946,823.08
Overcollateralization Balance (current)           3,946,823.08
Unfunded Loss Amount                                      0.00
Cumulative Loss Amount                                    0.00
Available Funds+Collection Account-Servicing      3,488,691.03

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MAY 1, 2002




EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE


                                                                                              Yes/No
                                                                                              ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                       No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B Maturity Date,
the Class C Maturity Date, the Class D Maturity Date, or the Class E Maturity
Date, as the case may be, on any remaining principal owed on the outstanding
Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B
Notes, Class C Notes, Class D Notes, or Class E Notes, as the case may be.                      No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


    Section                               Event                                               Yes/No
    -------                               -----                                               -------
    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                No
    6.01(ii)    Failure to submit Monthly Statement                                             No
    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                             No
    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                   No
    6.01(v)     Servicer files a voluntary petition for bankruptcy                              No
    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
                withdrawn or dismissed within 60 days                                           No
    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing
                Agreement                                                                       No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2002


Available Funds                                                                                           $ 3,961,193.75
Deposit from Reserve Account                                                                              $   531,653.00
                                                                                                          --------------
Total Available Amount to Note Holders:                                                                   $ 4,492,846.75

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)    Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account          $         0.00
(ii)   Indemnity Payments paid inadvertently deposited in Collection Account                              $         0.00
(iii)  Aggregate of:
         (a) Unreimbursed Servicer Advances (Other than current Collection Period)                        $    60,169.43
         (b) Servicer Fees from current and prior Collection Period                                       $    61,019.24
(iv)   Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                        $       416.67
(v)    Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                                 $         0.00

(vi)   Class A-1 through A-2 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                                          $   216,696.14
         Class A-2 Note Interest                                                                          $   644,910.00
(vii)  Class B Note Interest                                                                              $    80,351.41

(viii) Class A Base Principal Distribution Amount
         Class A-1 Principal Distribution Amount                                                          $ 3,154,978.53
         Class A-2 Principal Distribution Amount                                                          $         0.00
(ix)   Class B Base Principal Distribution Amount                                                         $   253,966.40
(x)    Supplemental Interest Reserve Account addition amount                                              $    20,338.93
(xi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                      $         0.00
(xii)  Excess to Trust Certificate Holder                                                                 $         0.00




              Reviewed By:



              -----------------------------------------------------------------
              Joel Cappon
              Controller, American Express Business Finance

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of April 30, 2002                                        1,116,561.38
     Investment earnings on amounts in Collection Account                                        2,767.94
     Payments due Collection Account from last 3 business days of Collection Period          1,552,705.74
     Servicer Advance on current Determination Date                                          1,289,158.69
     Additional Contribution for loss on termination                                                 0.00
     Deposit from Reserve Account                                                              531,653.00
     Deposit from Letter of Credit Account                                                           0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                         4,492,846.75

Initial Unpaid Amounts inadvertently deposited in Collection Account                                 0.00
  REMAINING AVAILABLE FUNDS                                                                  4,492,846.75

Indemnity Payments paid inadvertently deposited in Collection Account                                0.00
  REMAINING AVAILABLE FUNDS                                                                  4,492,846.75

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                         60,169.43
     Unreimbursed Servicer Advances paid                                                        60,169.43
                                                                                             ------------
       Unreimbursed Servicer Advances remaining unpaid                                               0.00
  REMAINING AVAILABLE FUNDS                                                                  4,432,677.32

SERVICER FEES
     Servicer Fees due                                                                          61,019.24
     Servicer Fees paid                                                                         61,019.24
                                                                                             ------------
       Servicer Fees remaining unpaid                                                                0.00
  REMAINING AVAILABLE FUNDS                                                                  4,371,658.08

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                       0.00
  REMAINING AVAILABLE FUNDS                                                                  4,371,658.08

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                     416.67
     Indenture Trustee Fee paid                                                                    416.67
                                                                                             ------------
       Indenture Trustee Fee remaining unpaid                                                        0.00
  REMAINING AVAILABLE FUNDS                                                                  4,371,241.41

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                            0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                  75,000.00
     Total Indenture Trustee Expenses paid                                                           0.00
                                                                                             ------------
       Indenture Trustee Expenses unpaid                                                             0.00
  REMAINING AVAILABLE FUNDS                                                                  4,371,241.41

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                               216,696.14
     Class A-1 Note Interest paid                                                              216,696.14
                                                                                             ------------
       Class A-1 Interest remaining unpaid                                                           0.00
     Class A-2 Note Interest due                                                               644,910.00
     Class A-2 Note Interest paid                                                              644,910.00
                                                                                             ------------
       Class A-2 Interest remaining unpaid                                                           0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2002



  REMAINING AVAILABLE FUNDS                                                          3,509,635.27

CLASS B NOTE INTEREST
     Class B Note Interest due                                                          80,351.41
     Class B Note Interest paid                                                         80,351.41
                                                                                    -------------
       Class B Note Interest remaining unpaid                                                0.00
  REMAINING AVAILABLE FUNDS                                                          3,429,283.86


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                  34,717,672.47
     Class A-1 Base Principal Distribution due                                       3,154,978.53
     Class A-1 Base Principal Distribution Amount paid                               3,154,978.53
                                                                                    -------------
       Class A-1 Base Principal Distribution remaining unpaid                                0.00
       Class A-1 Note Principal Balance after distribution on Payment Date          31,562,693.94

     Class A-2 Note Principal Balance as of preceding Payment Date                  99,600,000.00
     Class A-2 Base Principal Distribution due                                               0.00
     Class A-2 Base Principal Distribution Amount paid                                       0.00
                                                                                    -------------
       Class A-2 Base Principal Distribution remaining unpaid                                0.00
       Class A-2 Note Principal Balance after distribution on Payment Date          99,600,000.00
  REMAINING AVAILABLE FUNDS                                                            274,305.33

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                    12,128,514.30
     Class B Base Principal Distribution due                                           253,966.40
     Class B Base Principal Distribution paid                                          253,966.40
                                                                                    -------------
       Class B Base Principal Distribution remaining unpaid                                  0.00
       Class B Note Principal Balance after distribution on Payment Date            11,874,547.90
  REMAINING AVAILABLE FUNDS                                                             20,338.93

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                                     20,338.93
  REMAINING AVAILABLE FUNDS                                                                  0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                             0.00
     Remaining Indenture Trustee Expenses paid                                               0.00
                                                                                    -------------
       Remaining Indenture Trustee Expenses unpaid                                           0.00
  REMAINING AVAILABLE FUNDS                                                                  0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                   0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - CREDIT ENHANCEMENT
COLLECTION PERIOD ENDED MAY 1, 2002


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                           1,253,107.94
      Plus: Earnings for Collection Period per Section 3.04(b)                                      2,308.42
      Less: Withdrawal per Section 3.04(c)                                                        531,653.00
        Ending Reserve Account Balance                                                            723,763.36


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                            --
      Plus: Earnings for Collection Period                                                                --
      Plus: Additions from draws under Section 3.08(b)                                                    --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                                 --
        Ending Letter of Credit Account Balance                                                           --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)             20,338.93
      Supplemental Interest Reserve Account Addition (Upto Supplemental Interest                   20,338.93
        Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                            --


      Supplemental Interest Reserve Required Amount calculation
      Beginning Balance                                                                         1,147,086.39
      Plus: Additions (Upto 1% of Initial ADCPB)                                                   20,338.93
      Plus: Earnings for Collection Period                                                          1,643.83
      Less: Required Distributions, To Collection Account                                                 --
        Ending Supplemental Interest Reserve Account Balance                                    1,169,069.15

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                            146,446,186.78
      ADCPB, end of Collection Period                                                  143,037,241.85
                                                                                      ---------------
        Base Principal Amount                                                            3,408,944.93

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                    1,265,544.44
      Servicing Advances collected during the current Collection Period                  1,205,375.01
                                                                                      ---------------
        Unreimbursed Servicing Advances as of current Determination Date                    60,169.43


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                           146,446,186.78
      Servicer Fee Rate                                                                         0.500%
      One-twelfth                                                                                1/12
                                                                                      ---------------
      Servicer Fee due current period                                                       61,019.24
      Prior Servicer Fee arrearage                                                                 --
                                                                                      ---------------
      Servicer Fee due                                                                      61,019.24


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                 416.67
      Prior Indenture Trustee Fee arrearage                                                      0.00
                                                                                      ---------------
      Total Indenture Trustee Fee due                                                          416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                             0.00
      Prior Indenture Trustee Expenses arrearage                                                 0.00
                                                                                      ---------------
      Total Indenture Trustee Expenses due                                                       0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                      0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                     0.00
                                                                                      ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                 0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRINCIPAL & INTEREST CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                       Beginning                                              Total         Total
                     Initial           of Period     Interest     Current       Overdue     Interest       Interest       Interest
     Class           Balance            Balance        Rate     Interest Due    Interest       Due           Paid        Shortfall
------------------------------------------------------------------------------------------------------------------------------------
      A-1        75,000,000.00      34,717,672.47     7.490%     216,696.14       0.00     216,696.14     216,696.14        0.00
      A-2        99,600,000.00      99,600,000.00     7.770%     644,910.00       0.00     644,910.00     644,910.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
    Class A     174,600,000.00     134,317,672.47                861,606.14       0.00     861,606.14     861,606.14        0.00
------------------------------------------------------------------------------------------------------------------------------------
       B         14,052,729.00      12,128,514.30     7.950%      80,351.41       0.00      80,351.41      80,351.41        0.00
------------------------------------------------------------------------------------------------------------------------------------
  Total Notes   188,652,729.00     146,446,186.78                941,957.55       0.00     941,957.55     941,957.55        0.00
------------------------------------------------------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                       Beginning            Current                              End                  Ending
                       of Period           Principal       Principal          of Period            Certificate
     Class              Balance               Due            Paid              Balance                Factor
---------------------------------------------------------------------------------------------------------------
      A-1            34,717,672.47       3,154,978.53     3,154,978.53      31,562,693.94           0.42083592
      A-2            99,600,000.00               0.00             0.00      99,600,000.00           1.00000000
---------------------------------------------------------------------------------------------------------------
    Class A         134,317,672.47       3,154,978.53     3,154,978.53     131,162,693.94
---------------------------------------------------------------------------------------------------------------
       B             12,128,514.30         253,966.40       253,966.40      11,874,547.90           0.84499942
---------------------------------------------------------------------------------------------------------------
  Total Notes       146,446,186.78       3,408,944.93     3,408,944.93     143,037,241.85
---------------------------------------------------------------------------------------------------------------

                                          Beginning                         Base Principal         Principal
                          Principal       of Period             Overdue      Distribution           Payment
                           Percent         Balance             Principal        Amount              Amount
---------------------------------------------------------------------------------------------------------------
Class A                     92.55%     134,317,672.47             0.00       3,154,978.53         3,154,978.53
Class B                      7.45%      12,128,514.30             0.00         253,966.40           253,966.40
---------------------------------------------------------------------------------------------------------------



Base Principal Amount:                   3,408,944.93
Gross Charge Off Event?                            No
Available Funds less Fees:               4,371,241.41

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MAY 1, 2002






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                              Yes/No
                                                                                              ------
         a)       Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of
                  such Notes or the Indenture when due; and,                                    No
         b)       Failure to distribute to the Noteholders (x) on any Payment
                  Date, an amount equal to the principal due on the Outstanding
                  Notes as of such Payment Date to the extent that sufficient
                  Available Funds are on deposit in the Collection Account of
                  (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
                  Date, the Class B Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
                  Class A-2 Notes, Class B Notes, as the case may be.                           No
         c)       Failure on the part of the Trust duly to observe or perform in
                  any material respect any other Covenants or Agreements.                       No
         d)       The Trust shall consent to the appointment of a Custodian,
                  Receiver, Trustee, or Liquidator, etc.                                        No
         e)       The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a
                  proceeding under any bankruptcy laws etc.                                     No
         f)       A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be stayed, withdrawn, or dismissed within 60 days
                  thereafter, etc.                                                              No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                              Event                                              Yes/No
      --------                             -----                                              ------
      6.01(i)    Failure to make payment, deposit, transfer, or delivery required               No
      6.01(ii)   Failure to submit Monthly Statement                                            No
      6.01(iii)  Failure to Observe Covenants or Agreements in Transaction
                 Documents                                                                      No
      6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                  No
      6.01(v)    Servicer files a voluntary petition for bankruptcy                             No
      6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed,
                 withdrawn or dismissed within 60 days                                          No
      6.01(vii)  Assignment by Servicer to a delegate its rights under Servicing
                 Agreement                                                                      No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2002




AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
         Current                                                                     141,158,975.71                   98.69%
           31 - 60 days past due                                                         734,777.14                    0.51%
           61 - 90 days past due                                                       1,143,489.00                    0.80%
           91+ days past due                                                                   0.00                    0.00%
                                                                                   ----------------
                                                                                     143,037,241.85


PUTBACK SUMMARY
         Defaults for Related Collection Period                                                                  560,011.61
           Total Defaulted Contracts                                                                           4,292,672.08
         Recoveries from Reserve Account for Current Period                                                      531,653.00
           Total Recoveries from Lessees                                                                         252,156.05
           Total Recoveries from Reserve Account                                                               4,040,516.03
         Net Remaining Defaulted                                                                                       0.00
         Recoveries from Source Recourse (Up to Available Source Recourse)                                             0.00
         Recoveries from Draw on Letter of Credit Account                                                              0.00


10% LIMITED RECOURSE AMOUNT
         Beginning Amount available under 10% limited recourse                                                19,238,909.32
         Beginning % available under 10% limited recourse                                                           10.0000%
         Current months buy backs under 10% limited recourse obligation                                                0.00
         Cumulative amount bought back under 10% limited recourse obligation                                           0.00
         Cumulative % bought back under 10% limited recourse obligation                                              0.0000%


LETTERS OF CREDIT
         Beginning Value of the 2 Letters of Credit                                                           20,000,000.00
         Amount of step down in the Letters of Credit                                                                  0.00
         Ending Value of the 2 Letters of Credit                                                              20,000,000.00


LETTER OF CREDIT DRAW EVENTS                                                                                         (NO/YES)
                                                                                                                     --------
                       (i) Non Performance of Buy Back Obligation - Deposit full
                            amount of both LOCs (No/Yes):                                                               No

                       (ii) Downgrade by Confirming bank - Deposit full amount
                            of relevant LOC:
                       Northern Trust Company (Downgraded below Aa/AA by Moodys and S&P respectively) No Bank One (Downgraded below Aa/A by Moodys and S&P respectively) No

                       (iii) Non-Renewal of Letters of Credit for 364 days by issuing
                            or confirming bank:                                                                         No
                            Deposit full amount of relevant LOC:
                       Draw on Letters of Credit?                                                                       No

                       If a draw on the letters of credit, amount deposited in
                       Letter of Credit Account                                                                       0.00







GROSS CHARGE EVENT CALCULATION:                                           Result
                                                                       ------------
                       Defaulted Contracts Current Period                   560,012
                       Total Defaulted Contracts Prior Period             3,732,660
                                                                       ------------
                       Total ADCPB of all Defaulted Contracts             4,292,672
                       Total Initial ADCPB                              188,652,729
                                                                       ------------
                       % Total Defaulted                                       2.28%
                       Maximum Allowed                                        10.00%

Gross Charge Off Event:                                                          No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2002  **


Available Amount to Note Holders:                                                          4,695,255.55
Reserve Account balance, beginning                                                           114,335.27

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertantly deposited in Collection Account                      --
(ii)       Indemnity Payments paid inadvertantly deposited in Collection Account                     --
(iii)      Aggregate of:
           (a) Unreimbursed Servicer Advances                                                 25,943.38
           (b) Servicer Fees from current and prior Collection Period                         42,656.27
           (c) Servicing Charges inadvertantly deposited in Collection Account                       --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees           416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                             --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
           Class A-1 Note Interest                                                                   --
           Class A-2 Note Interest                                                                   --
           Class A-3 Note Interest                                                           218,552.55
           Class A-4 Note Interest                                                           210,522.36
(vii)      Class B Note Interest                                                              96,203.99
(viii)     Class C Note Interest                                                              60,916.81
(ix)       Class D Note Interest                                                              27,674.24

(x)        Class A Base Principal Distribution Amount
           Class A-1 Principal Distribution Amount                                                   --
           Class A-2 Principal Distribution Amount                                                   --
           Class A-3 Principal Distribution Amount                                         3,178,767.96
           Class A-4 Principal Distribution Amount                                                   --
(xi)       Class B Base Principal Distribution Amount                                        408,844.75
(xii)      Class C Base Principal Distribution Amount                                        245,306.86
(xiii)     Class D Base Principal Distribution Amount                                         81,768.96
(xv)       Class E Note Interest                                                              17,956.02
(xvi)      Class E Principal Distribution Amount                                              79,724.73
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                             (0.00)
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)             --
(xx)       Remaining Amount to Residual Holder                                                       --


Reserve Account balance, ending                                                              114,501.05

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                     --


           Reviewed By:



           ---------------------------------------------
           JOEL CAPPON
           CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


** The Servicer is continuing to audit Leases acquired from a single Source.
   Accordingly, this Monthly Statement is subject to revision after conclusion of such audit.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of April 30, 2002                                        2,256.40
     Investment earnings on amounts in Collection Account                                    1,834.88
     Payments due Collection Account from last 3 business days of Collection Period      1,530,746.34
     Amounts inadvertantly deposited into collection account                                       --
     Additional contribution for terminated trade-ups and rebooked leases                          --
     Servicer Advance on current Determination Date                                      3,160,417.93
                                                                                        -------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                     4,695,255.55
     Investment earnings on amounts in Reserve Account                                         165.78
     Reserve Account balance                                                               114,335.27
                                                                                        -------------
     TOTAL AVAILABLE FUNDS                                                               4,809,756.60

Initial Unpaid Amounts inadvertantly deposited in Collection Account                               --
                                                                                        -------------
REMAINING AVAILABLE FUNDS                                                                4,809,756.60

Indemnity Payments paid inadvertantly deposited in Collection Account                              --
                                                                                        -------------
REMAINING AVAILABLE FUNDS                                                                4,809,756.60

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                     25,943.38
     Unreimbursed Servicer Advances paid                                                    25,943.38
                                                                                        -------------
     Unreimbursed Servicer Advances remaining unpaid                                               --
                                                                                        -------------
REMAINING AVAILABLE FUNDS                                                                4,783,813.22

SERVICER FEES
     Servicer Fees due                                                                      42,656.27
     Servicer Fees paid                                                                     42,656.27
                                                                                        -------------
     Servicer Fees remaining unpaid                                                                --
                                                                                        -------------
REMAINING AVAILABLE FUNDS                                                                4,741,156.94

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                        -------------
REMAINING AVAILABLE FUNDS                                                                4,741,156.94

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                 416.67
     Indenture Trustee Fee paid                                                                416.67
                                                                                        -------------
     Indenture Trustee Fee remaining unpaid                                                        --
                                                                                        -------------
REMAINING AVAILABLE FUNDS                                                                4,740,740.28

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                          --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                     75,000.00
                                                                                        -------------
     Total Indenture Trustee Expenses paid                                                         --
                                                                                        -------------
     Indenture Trustee Expenses unpaid                                                             --
REMAINING AVAILABLE FUNDS                                                                4,740,740.28

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                       --
     Class A-2 Note Interest                                                                       --
     Class A-3 Note Interest                                                               218,552.55
     Class A-4 Note Interest                                                               210,522.36
     Total Class A Interest due                                                            429,074.90
                                                                                        -------------
REMAINING AVAILABLE FUNDS                                                                4,311,665.37

CLASS B NOTE INTEREST
     Class B Note Interest due                                                              96,203.99
     Class B Note Interest paid                                                             96,203.99
                                                                                        -------------
     Class B Note Interest remaining unpaid                                                        --
                                                                                        -------------
REMAINING AVAILABLE FUNDS                                                                4,215,461.38

CLASS C NOTE INTEREST
     Class C Note Interest due                                                              60,916.81
     Class C Note Interest paid                                                             60,916.81
                                                                                        -------------
     Class C Note Interest remaining unpaid                                                        --
                                                                                        -------------
REMAINING AVAILABLE FUNDS                                                                4,154,544.57

CLASS D NOTE INTEREST
     Class D Note Interest due                                                              27,674.24
     Class D Note Interest paid                                                             27,674.24
                                                                                        -------------
     Class D Note Interest remaining unpaid                                                        --
                                                                                        -------------
REMAINING AVAILABLE FUNDS                                                                4,126,870.33

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                      3,115,125.84
     Class A Note Principal Balance as of preceding Payment Date                        68,431,341.54
                                                                                        -------------
     Class A Base Principal Distribution Amount paid                                     3,115,125.84
                                                                                        -------------
     Class A Base Principal Distribution Amount remaining unpaid                                   --
     Class A-1 Note Principal Balance as of preceding Payment Date                                 --
     Class A-1 Base Principal Distribution Amount paid                                             --
                                                                                        -------------
     Class A-1 Note Principal Balance after distribution                                           --
                                                                                        -------------
     Remaining Class A Base Principal Distribution Amount                                3,115,125.84
                                                                                        -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                                 --
     Class A-2 Base Principal Distribution Amount paid                                             --
                                                                                        -------------
     Class A-2 Note Principal Balance after distribution                                           --
     Remaining Class A Base Principal Distribution Amount                                3,115,125.84
                                                                                        -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                      35,015,094.54
     Class A-3 Base Principal Distribution Amount paid                                   3,115,125.84
                                                                                        -------------
     Class A-3 Note Principal Balance after distribution                                31,899,968.70
     Remaining Class A Base Principal Distribution Amount                                          --
                                                                                        -------------
     Class A-4 Note Principal Balance as of preceding Payment Date                      33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                             --
                                                                                        -------------
     Class A-4 Note Principal Balance after distribution                                33,416,247.00
REMAINING AVAILABLE FUNDS                                                                1,011,744.49

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2002


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                          14,857,758.84
     Class B Base Principal Distribution due                                                 400,659.27
     Class B Base Principal Distribution paid                                                400,659.27
                                                                                        ---------------
     Class B Base Principal Distribution remaining unpaid                                            --
     Class B Note Principal Balance after distribution on Payment Date                    14,457,099.57
REMAINING AVAILABLE FUNDS                                                                    611,085.22

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                           8,914,655.45
     Class C Base Principal Distribution due                                                 240,395.57
     Class C Base Principal Distribution paid                                                240,395.57
                                                                                        ---------------
     Class C Base Principal Distribution remaining unpaid                                            --
     Class C Note Principal Balance after distribution on Payment Date                     8,674,259.88
REMAINING AVAILABLE FUNDS                                                                    370,689.65

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                           2,885,238.17
     Class D Base Principal Distribution due                                                  80,131.86
     Class D Base Principal Distribution paid                                                 80,131.86
                                                                                        ---------------
     Class D Base Principal Distribution remaining unpaid                                            --
     Class D Note Principal Balance after distribution on Payment Date                     2,805,106.31
REMAINING AVAILABLE FUNDS                                                                    290,557.79

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                           --
     Class A-1 Reallocated Principal Distribution                                                    --
                                                                                        ---------------
     Class A-1 Note Principal Balance after Reallocation                                             --
Remaining Available Funds                                                                    290,557.79
                                                                                        ---------------
     Class A-2 Note Principal Balance after Base Principal                                           --
     Class A-2 Reallocated Principal Distribution                                                    --
                                                                                        ---------------
     Class A-2 Note Principal Balance after Reallocation                                             --
Remaining Available Funds                                                                    290,557.79
                                                                                        ---------------
     Class A-3 Note Principal Balance after Base Principal                                31,899,968.70
     Class A-3 Reallocated Principal Distribution                                                    --
                                                                                        ---------------
     Class A-3 Note Principal Balance after Reallocation                                  31,899,968.70
Remaining Available Funds                                                                    290,557.79
                                                                                        ---------------
     Class A-4 Note Principal Balance after Base Principal                                33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                    --
                                                                                        ---------------
     Class A-4 Note Principal Balance after Reallocation                                  33,416,247.00
REMAINING AVAILABLE FUNDS                                                                    290,557.79

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                  14,457,099.57
     Class B Reallocated Principal Distribution paid                                                 --
                                                                                        ---------------
     Class B Note Principal Balance after Reallocation                                    14,457,099.57
REMAINING AVAILABLE FUNDS                                                                    290,557.79

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2002


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                   8,674,259.88
     Class C Reallocated Principal Distribution paid                                                 --
                                                                                        ---------------
     Class C Note Principal Balance after Reallocation                                     8,674,259.88
REMAINING AVAILABLE FUNDS                                                                    290,557.79

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                   2,805,106.31
     Class D Reallocated Principal Distribution paid                                                 --
     Class D Note Principal Balance after Reallocation                                     2,805,106.31
REMAINING AVAILABLE FUNDS                                                                    290,557.79

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                17,956.02
     Class E Note Interest paid                                                               17,956.02
                                                                                        ---------------
     Class E Note Interest remaining unpaid                                                          --
                                                                                        ---------------
REMAINING AVAILABLE FUNDS                                                                    272,601.76

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                           2,801,980.14
     Class E Base Principal Distribution due                                                  78,128.56
     Class E Base Principal Distribution paid                                                 78,128.56
                                                                                        ---------------
     Class E Base Principal Distribution remaining unpaid                                            --
     Class E Note Principal Balance after distribution on Payment Date                     2,723,851.58
REMAINING AVAILABLE FUNDS                                                                    194,473.21

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                   2,723,851.58
     Class E Reallocated Principal Distribution paid                                                 --
     Class E Note Principal Balance after Reallocation                                     2,723,851.58
REMAINING AVAILABLE FUNDS                                                                    194,473.21

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                    --
     Class A-1 Supplemental Principal Distribution                                                   --
                                                                                        ---------------
     Class A-1 Note Principal Balance after Supplemental                                             --
Remaining Available Funds                                                                    194,473.21
                                                                                        ---------------
     Class A-2 Note Principal Balance after Reallocated Principal                                    --
     Class A-2 Supplemental Principal Distribution                                                   --
                                                                                        ---------------
     Class A-2 Note Principal Balance after Supplemental                                             --
Remaining Available Funds                                                                    194,473.21
                                                                                        ---------------
     Class A-3 Note Principal Balance after Reallocated Principal                         31,899,968.70
     Class A-3 Supplemental Principal Distribution                                            63,642.12
                                                                                        ---------------
     Class A-3 Note Principal Balance after Supplemental                                  31,836,326.58
Remaining Available Funds                                                                    130,831.09
                                                                                        ---------------
     Class A-4 Note Principal Balance after Reallocated Principal                         33,416,247.00
     Class A-4 Supplemental Principal Distribution                                                   --
                                                                                        ---------------
     Class A-4 Note Principal Balance after Supplemental                                  33,416,247.00
REMAINING AVAILABLE FUNDS                                                                    130,831.09

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2002


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                           14,457,099.57
     Class B Supplemental Principal Distribution paid                                          8,185.48
                                                                                        ---------------
     Class B Note Principal Balance after Supplemental                                    14,448,914.09
REMAINING AVAILABLE FUNDS                                                                    122,645.60

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                            8,674,259.88
     Class C Supplemental Principal Distribution paid                                          4,911.29
                                                                                        ---------------
     Class C Note Principal Balance after Supplemental                                     8,669,348.59
REMAINING AVAILABLE FUNDS                                                                    117,734.32

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                            2,805,106.31
     Class D Supplemental Principal Distribution paid                                          1,637.10
                                                                                        ---------------
     Class D Note Principal Balance after Supplemental                                     2,803,469.22
REMAINING AVAILABLE FUNDS                                                                    116,097.22

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                            2,723,851.58
     Class E Supplemental Principal Distribution paid                                          1,596.17
                                                                                        ---------------
     Class E Note Principal Balance after Supplemental                                     2,722,255.41
REMAINING AVAILABLE FUNDS                                                                    114,501.05

RESERVE FUND
     Required Reserve Fund Amount                                                          2,114,952.31
     Reserve Account Balance, Ending                                                         114,501.05
     Reserve Account Deposit/(Withdrawal)                                                         (0.00)
                                                                                        ---------------
REMAINING AVAILABLE FUNDS                                                                            --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                     --
     Remaining Indenture Trustee Expenses paid                                                       --
                                                                                        ---------------
     Remaining Indenture Trustee Expenses unpaid                                                     --
REMAINING AVAILABLE FUNDS                                                                            --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                           --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                               102,375,057.04
     ADCPB, end of Collection Period                                                      98,368,464.32
                                                                                        ---------------
     Base Principal Amount                                                                 4,006,592.73

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                       3,655,154.16
     Servicing Advances collected during the current Collection Period                     3,629,210.78
                                                                                        ---------------
     Unreimbursed Servicing Advances as of current Determination Date                         25,943.38


CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                              102,375,057.04
     Servicer Fee Rate                                                                            0.500%
     One-twelfth                                                                                   1/12
                                                                                        ---------------
     Servicer Fee due current period                                                          42,656.27
     Prior Servicer Fee arrearage                                                                    --
                                                                                        ---------------
     Servicer Fee due                                                                         42,656.27

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                    416.67
     Prior Indenture Trustee Fee arrearage                                                           --
                                                                                        ---------------
     Total Indenture Trustee Fee due                                                             416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                  --
     Prior Indenture Trustee Expenses arrearage                                                      --
                                                                                        ---------------
     Total Indenture Trustee Expenses due                                                            --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                           --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                          --
                                                                                        ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                                      --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                     91,247,677.55                    92.76%
     31 - 60 days past due                                        3,794,937.97                     3.86%
     61 - 90 days past due                                        1,608,582.74                     1.64%
     91+ days past due                                            1,721,627.56                     1.75%
                                                                 -------------
                                                                 98,372,825.83

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                         58,098.35
     Less Recoveries                                                                          40,166.26
                                                                                        ---------------
     Total Charge Offs for the period                                                         17,932.09

     End of Month ADCPB                                                                   98,368,464.32
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                              0.02%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                  Beginning
                 Initial          of Period        Interest                       Interest
   Class         Balance           Balance           Rate       Interest Due        Paid
---------------------------------------------------------------------------------------------
    A-1         50,018,622.00               0.00        6.938%            0.00           0.00
    A-2         29,609,332.00               0.00        7.350%            0.00           0.00
    A-3         51,393,341.00      35,015,094.54        7.490%      218,552.55     218,552.55
    A-4         33,416,247.00      33,416,247.00        7.560%      210,522.36     210,522.36
---------------------------------------------------------------------------------------------
  Class A      164,437,542.00      68,431,341.54         7.52%      429,074.90     429,074.90
---------------------------------------------------------------------------------------------
     B          21,149,523.00      14,857,758.84        7.770%       96,203.99      96,203.99
     C          12,689,714.00       8,914,655.45        8.200%       60,916.81      60,916.81
     D           4,229,905.00       2,885,238.17       11.510%       27,674.24      27,674.24
     E           4,124,157.00       2,801,980.14        7.690%       17,956.02      17,956.02
---------------------------------------------------------------------------------------------
Total Notes    206,630,841.00      97,890,974.14         7.75%      631,825.97     631,825.97
---------------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning          (Monthly)      (Reallocated)  (Supplemental)     Total            End
                of Period          Principal       Principal       Principal      Principal       of Period
   Class         Balance             Paid             Paid            Paid           Paid          Balance
--------------------------------------------------------------------------------------------------------------
    A-1                  0.00               0.00          0.00            0.00           0.00             0.00
    A-2                  0.00               0.00          0.00            0.00           0.00             0.00
    A-3         35,015,094.54       3,115,125.84          0.00       63,642.12   3,178,767.96    31,836,326.58
    A-4         33,416,247.00               0.00          0.00            0.00           0.00    33,416,247.00
--------------------------------------------------------------------------------------------------------------
  Class A       68,431,341.54       3,115,125.84          0.00       63,642.12   3,178,767.96    65,252,573.58
--------------------------------------------------------------------------------------------------------------
     B          14,857,758.84         400,659.27          0.00        8,185.48     408,844.75    14,448,914.09
     C           8,914,655.45         240,395.57          0.00        4,911.29     245,306.86     8,669,348.59
     D           2,885,238.17          80,131.86          0.00        1,637.10      81,768.96     2,803,469.22
     E           2,801,980.14          78,128.56          0.00        1,596.17      79,724.73     2,722,255.41
--------------------------------------------------------------------------------------------------------------
Total Notes     97,890,974.14       3,914,441.10          0.00       79,972.16   3,994,413.26    93,896,560.89
--------------------------------------------------------------------------------------------------------------

PRINCIPAL PAYMENT CALCULATION

                                   Investor        Investor       Investor                      Supplemental
                (defined)          Monthly        Reallocated   Supplemental       Total         Percentage
                  Class           Principal        Principal      Principal      Principal      of Principal
   Class       Percentage           Amount          Amount         Amount          Amount        Allocated
---------------------------------------------------------------------------------------------------------------
     A                 77.75%       3,115,125.84          0.00       63,642.12   3,178,767.96           79.58%
     B                 10.00%         400,659.27          0.00        8,185.48     408,844.75           10.24%
     C                  6.00%         240,395.57          0.00        4,911.29     245,306.86            6.14%
     D                  2.00%          80,131.86          0.00        1,637.10      81,768.96            2.05%
     E                  1.95%          78,128.56          0.00        1,596.17      79,724.73            2.00%
---------------------------------------------------------------------------------------------------------------
                                    3,914,441.10          0.00       79,972.16   3,994,413.26          100.00%
---------------------------------------------------------------------------------------------------------------



FLOOR CALCULATION

                  Class           Floor Hit?        Floored
   Class         Floors             (Y/N)         Prin Amount
---------------------------------------------------------------
     A                                                N/A
     B                     --         No            400,659.27
     C                     --         No            240,395.57
     D                     --         No             80,131.86
     E                     --         No             78,128.56
---------------------------------------------------------------


(Retained) Certificate Balance      4,484,082.90
Initial OC Percentage                      2.30%

Overcollateralization Balance (prior)             4,484,082.90
Overcollateralization Balance (current)           4,471,903.43
Unfunded Loss Amount                                      0.00
Cumulative Loss Amount                            2,393,103.75
Available Funds+Collection Account-Servicing      4,626,239.23

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MAY 1, 2002






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                        Yes/No
                                                                                                                        ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                                 No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B Maturity Date,
the Class C Maturity Date, the Class D Maturity Date, or the Class E Maturity
Date, as the case may be, on any remaining principal owed on the outstanding
Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B
Notes, Class C Notes, Class D Notes, or Class E Notes, as the case may be.                                                No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

         Section                                                 Event                                                  Yes/No
         -------  ----------------------------------------------------------------------------------------------------  ------
        6.01(i)   Failure to make payment, deposit, transfer, or delivery required                                        No
        6.01(ii)  Failure to submit Monthly Statement                                                                     No
        6.01(iii) Failure to Observe Covenants in Servicing Agreement                                                     No
        6.01(iv)  Servicer consents to appointment of custodian, receiver, etc.                                           No
        6.01(v)   Servicer files a voluntary petition for bankruptcy                                                      No
        6.01(vi)  Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days    No
        6.01(vii) Assignment by Servicer to a delegate its rights under Servicing Agreement                               No